EXHIBIT  99.3

                                 PROJECT SPIRIT

                            NON-COMPETITION AGREEMENT

                                  BY AND AMONG

                                 SPACEDEV, INC.,
                           A COLORADO CORPORATION; AND

                                 SCOTT TIBBITTS,
                 AN INDIVIDUAL RESIDENT OF THE STATE OF COLORADO
               AND KEY SHAREHOLDER OF STARSYS RESEARCH CORPORATION


                                JANUARY 31, 2006


                                      PAGE


                            NON-COMPETITION AGREEMENT

     THIS NON-COMPETITION AGREEMENT (this "AGREEMENT") is made and entered into entered into effective as of January 31, 2006 (the "EFFECTIVE DATE"), by and between SpaceDev, Inc., a Colorado corporation (together with its successors, "SPACEDEV"), and Scott Tibbitts, an individual resident of the State of Colorado ("TIBBITTS").

                                    RECITALS
                                    --------

     WHEREAS, SpaceDev, its wholly-owned subsidiary, Monoceros Acquisition Corp., a Colorado corporation ("MERGER SUB"), Starsys Research Corporation, a Colorado corporation (together with its successors, the "COMPANY"), Tibbitts and certain other parties made and entered into that certain Agreement and Plan of Merger and Reorganization as of October 24, 2005 (as amended, modified or supplemented from time to time, the "MERGER AGREEMENT");

     WHEREAS, the Merger Agreement provides for the merger of the Company with and into Merger Sub, with Merger Sub as the surviving company (the "SURVIVING CORPORATION") and a wholly-owned subsidiary of SpaceDev (the "MERGER");

     WHEREAS, as a significant shareholder of the Company, Tibbitts will realize a material benefit from the consummation of Merger, and the execution and delivery of this Agreement by Tibbitts is a material condition precedent to the execution and delivery by SpaceDev of the Merger Agreement and the consummation of the Merger, and constitutes a necessary and material inducement for SpaceDev therefor;

     WHEREAS, the parties hereto agree that this Agreement is necessary to protect the rights of SpaceDev and constitutes a key element of the bargain for SpaceDev under the Merger Agreement; and

     WHEREAS, concurrently herewith, SpaceDev and Tibbitts are entering into that certain Executive Employment Agreement (the "EMPLOYMENT AGREEMENT").

                                    AGREEMENT
                                    ---------

     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. DEFINITIONS. Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to such terms in the Merger Agreement.

     2. NEGATIVE COVENANTS. As a material inducement for SpaceDev to effect the Merger and in further consideration of payments in the aggregate amount of Three Hundred Thousand Dollars ($300,000), payable in equal installments of Twenty-Five Thousand Dollars ($25,000) quarterly, starting on the Effective Date, (the "CONSIDERATION"), Tibbitts shall comply with the following covenants from the Effective Date until the third anniversary of the Closing Date (the "RESTRICTED PERIOD"):

     2.1 Non-Competition. Tibbitts shall not, directly or indirectly, have any interest (of record or beneficial) in, or have any interest as a consultant in, or otherwise aid or assist in any manner, any Entity, proprietorship or other business that engages in a business which designs, develops, manufactures, engineers, markets, distributes or sells, electro-mechanical systems, deployable


                                      PAGE 2


structures, motors, actuators or mechanical components for the aerospace industry (the "BUSINESS"); provided, however, that Tibbitts may own, directly or indirectly, solely as an investment, securities of any publicly traded company if Tibbitts (a) is not a controlling person of, or a member of a group which controls, such company, and (b) does not, directly or indirectly own two percent or more of any class of securities of such company.

     2.2 Non-Solicitation of Business. Tibbitts shall not, directly or indirectly, (i) solicit or assist any other Person to solicit any business (other than business that is not substantially similar to the Business) from any present or past customer of SpaceDev or any Related Company; or (ii) take any action that would reasonably be expected to have the effect of discouraging any past or present lessor, licensor, customer, supplier, licensee, business prospect or other business associate of SpaceDev or any Related Company from entering into or maintaining, or causing it to terminate or cease, its relationship with SpaceDev or any Related Company. The term "RELATED COMPANY" includes a parent, a subsidiary or other Affiliate of SpaceDev, including the Company and Merger Sub.

     2.3 Non-Solicitation of Employees. Tibbitts shall not, directly or indirectly, (i) solicit or encourage any employee of SpaceDev or any Related Company to leave or reduce his or her employment; or (ii) hire or offer employment, including as a contractor or consultant, to any employee of SpaceDev or any Related Company.

     2.4 Non-Solicitation of Consultants. Tibbitts shall not, directly or indirectly, solicit or encourage any consultant or other contractor then under contract with SpaceDev or any Related Company to cease or diminish his or her work with such entity.

     2.5 No Use of Company Intellectual Property. Tibbitts agrees that, from and after the Closing Date, Tibbitts shall not, directly or indirectly, use any of the Company Intellectual Property (other than (i) as an officer or employee of SpaceDev for the benefit of SpaceDev and its Subsidiaries, or (ii) pursuant to a written agreement with the Surviving Corporation entered into after the Closing
Date).

     2.6 No Disparagement. Tibbitts shall not orally or in writing, expressly or impliedly, make any negative or disparaging statements regarding SpaceDev or any Related Company, or any of their respective officers, directors, employees or consultants, to any third party, including any existing or potential customer or competitor of SpaceDev or any Related Company.

     2.7  Confidential  Information.

     (a) "CONFIDENTIAL INFORMATION" means confidential or proprietary information of SpaceDev or any Related Company (including of the Company prior to the Merger), including trade secrets, inventions, whether or not patentable, and all know-how related thereto, any materials for which copyright protection may be obtained, equipment, equipment configuration, research, development efforts, methodologies, testing, engineering, manufacturing, marketing, sales, finances, operations, processes, formulas, methods, techniques, devices, software programs, projections, strategies and plans, personnel information, industry contacts made during Tibbitts' employment with SpaceDev or any Related Company, and customer information, including customer needs, contacts, particular projects and pricing. Confidential Information does not include any information that: (i) is or becomes generally available to and known by the public (other than as a result of a wrongful disclosure), or (ii) is or becomes available to Tibbitts on a non-confidential basis from a source other than SpaceDev or any Related Company or any of their respective directors, officers, agents, employees, attorneys, accountants or other representatives (the


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"REPRESENTATIVES"),  provided  that  such  source  is not and was not bound by a confidentiality agreement with or other obligation of secrecy to SpaceDev or any Related Company of which Tibbitts has knowledge.

     (b) During the Restricted Period, Tibbitts shall keep secret and retain in strictest confidence, and shall not use for the benefit of Tibbitts or any
Person other than SpaceDev and its Related Companies, any Confidential Information. Tibbitts acknowledges that the Confidential Information is highly material to the business of SpaceDev and the Related Companies and that the unauthorized disclosure of such information to or its use by others could cause substantial harm to SpaceDev, for which SpaceDev may seek any remedies available at law or in equity. This covenant shall survive the termination of this Agreement and the Employment Agreement.

     (c) In the event that Tibbitts is requested or required (by oral questions, interrogatories, requests for information or documents, subpoenas, civil investigative demands or similar processes) to disclose any Confidential Information, Tibbitts shall (i) provide SpaceDev with prompt notice thereof and copies of the documents requested or required to be disclosed so that SpaceDev may seek an appropriate protective order or waive compliance with the provisions of this Agreement, and (ii) consult with SpaceDev as to the advisability of SpaceDev's taking of legally available steps to resist or narrow such request.

     (d) Tibbitts also acknowledges and agrees that all of the records and data, in any form electronic or otherwise, of SpaceDev or any Related Company (including the Company prior to the Merger) shall at all times be and remain the property of such Person.

     (e) Tibbitts therefore expressly agrees that if Tibbitts breaches or threatens to breach any of the covenants of this Section 2.7, the parties acknowledge that the damage or imminent damage to the business or goodwill of SpaceDev or its Related Companies would be irreparable and extremely difficult to estimate, making any remedy at law or in damages inadequate. Accordingly, SpaceDev shall be entitled to injunctive relief against Tibbitts in the event of any such breach or threatened breach, in addition to any other relief (including damages) available to SpaceDev under this Agreement, at law or in equity.

     3. COOPERATION. During the Restricted Period, upon the request of SpaceDev, Tibbitts shall: (i) execute and deliver any and all further materials, documents and instruments of conveyance, transfer or assignment as may reasonably be requested by the Surviving Corporation to effect, record or verify the transfer to and vesting in the Surviving Corporation of the Company's right, title and interest in and to any Property of the Company, free and clear of all Encumbrances, in accordance with the terms of this Agreement, (ii) cooperate with SpaceDev and the Surviving Corporation to enforce the terms of any Contracts, including terms relating to confidentiality and Intellectual Property Rights, and cooperate with SpaceDev to contest or defend against any Action relating to the Transactions or to the operation of the Company's business before the Closing Date, (iii) cooperate with the Surviving Corporation and SpaceDev in their efforts to continue and maintain after the Closing Date for the benefit of SpaceDev those business relationships of the Company existing prior to the Closing Date, (iv) refer to SpaceDev or the Surviving Corporation all inquiries relating to the Company; and (v) promptly deliver to the Surviving Corporation (1) any mail, packages and other communications addressed to the Company, and (2) any cash or other Property that Tibbitts receives and that properly belongs to SpaceDev or the Surviving Corporation, including any insurance proceeds, payments with respect to receivables, and interest payable thereon. Without limiting the generality or specificity of the provisions of
Section 2, during the Restricted Period Tibbitts shall not, and shall use his Best Efforts to cause his agents, advisors and other representatives (if applicable) not to, take any action that would tend to interfere materially with the business or operations of SpaceDev or the Surviving Corporation after the Closing Date.

     4. TOLLING. In the event of a violation of any provision of Section 2.1 through Section 2.6, inclusive, or Section 3, the term of the Restricted Period, solely as it relates to the Section containing such provision, shall be tolled effective the date of the first violation whether known or unknown by SpaceDev and shall commence to run again only upon the earlier to occur of (i) the date that Tibbitts ceases violating such provision, and (ii) upon grant of relief to SpaceDev by a court of competent jurisdiction for all damages incurred, whether equitable or at law.

     5. RIGHTS AND REMEDIES UPON BREACH. Tibbitts acknowledges that any breach or threatened breach of any of the provisions of this Agreement will cause SpaceDev irreparable injury, therefore, Tibbitts acknowledges and agrees that SpaceDev, in addition to claiming damages: (i) SpaceDev shall be as a matter of right entitled to off-set, reduce or stop making the payments set forth in
Section 2; (ii) in the event of any willful and material breach, the undistributed Performance Consideration to which Tibbitts would be entitled, as a shareholder of the Company, under the Merger Agreement, if any, shall be retained by SpaceDev and automatically forfeited and, without any additional consideration, assigned by Tibbitts to SpaceDev; and (iii) SpaceDev shall have the following rights and remedies, each of which rights and remedies shall be in addition to, and not in lieu of, any other rights and remedies available to SpaceDev at law or in equity, under the Merger Agreement or under any Related
Agreement:

     5.1 Injunctive Relief. The right and remedy to have the provisions of this Agreement specifically enforced by any court having equity jurisdiction, all without the need to post a bond or other security to prove any amount of actual damages, it being acknowledged and agreed that any such breach or threatened breach will cause irreparable injury to SpaceDev and that monetary damages will not provide and adequate remedy to SpaceDev.

     5.2  Accounting  and  Indemnification.  The  right  and  remedy  to require
Tibbitts: (i) to pay to SpaceDev, on behalf of itself and all Related Companies, all damages, and to account for compensation, profits, monies, accruals, increments or other benefits derived or received by Tibbitts or any associated party deriving such benefits as a result of any breach of the provisions of this Agreement; and (ii) to indemnify, defend and hold harmless SpaceDev and any Related Company, against any other Losses, damages (including special and consequential damages), costs and expenses, including actual attorneys' fees and court costs, which may be incurred by SpaceDev or any Related Company and which result from or arise out of any such breach of the provisions of this Agreement.

     6. CONSTRUCTION. The rules of construction specified in Section 11.17 (Construction) of the Merger Agreement are hereby incorporated by reference herein and shall apply to this Agreement mutatis mutandis, as if expressly set forth herein.

     7. TITLES AND HEADINGS. The section and paragraph titles and headings contained herein are inserted purely as a matter of convenience and for ease of reference and shall be disregarded for all other purposes, including the construction, interpretation or enforcement of this Agreement or any of its terms or provisions.

8. SEVERABILITY. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof; provided that if any provision of this Agreement, as applied to any party or to any circumstance, is adjudged by a court, tribunal or other governmental body, arbitrator or mediator not to be enforceable in accordance with its terms, the parties agree that such governmental body, arbitrator or mediator making such determination shall have the power to modify the provision in a manner consistent with its objectives such that it is enforceable, and to delete specific words or phrases, and in its reduced form, such provision shall then be enforceable and shall be enforced.

     9. ASSIGNMENT. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned without the prior written consent of each other party; provided, however, that SpaceDev may assign, in its sole discretion, any or all of its rights, interests and obligations under this Agreement to any direct wholly-owned subsidiary of SpaceDev, to any Related Company (as defined in the Merger Agreement) and to any successor by merger or consolidation. Any assignment in violation of the preceding sentence shall be null and void and of no force or effect. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns.

     10. AMENDMENTS AND MODIFICATION. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by each of the parties hereto.

     11. NO WAIVER. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, or any custom or practice of the parties at variance with the terms hereof shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance. No waiver by any party of any default, misrepresentation or breach hereunder, whether intentional or not, shall be effective unless in writing and signed by the party against whom such waiver is sought to be enforced, and no such waiver shall be deemed to extend to any prior or subsequent default, misrepresentation or breach hereunder or affect in any way any rights arising because of any prior or subsequent such occurrence.

     12. NOTICES. All notices and other communications hereunder shall be made and delivered as set forth in Section 11.4 of the Merger Agreement, provided that for Tibbitts the address shall be as set forth on the signature page hereof below of Tibbitts' signature.

     13. GOVERNING LAW. This Agreement and the performance of the transactions and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of the State of Colorado applicable to contracts negotiated, executed and to be performed entirely within such State.

     14. ENTIRE AGREEMENT. The parties hereby acknowledge and re-affirm the terms and provisions of Section 11.1 of the Merger Agreement.

     15. THIRD-PARTY BENEFICIARIES. This Agreement is made solely for the benefit of the parties to this Agreement and their respective permitted successors and assigns, and no other Person shall have or acquire any right or remedy by virtue hereof except as otherwise expressly provided herein.

     16.  SUBMISSION TO JURISDICTION; NO JURY TRIAL. The terms and provisions of
Section 11.6 (Submission to Jurisdiction; No Jury Trial; Service of Process) of the Merger Agreement are hereby incorporated by reference herein and shall apply to this Agreement mutatis mutandis, as if expressly set forth herein.

     17. REPRESENTATION BY COUNSEL. Tibbitts acknowledges that he has been represented by legal counsel in connection with this Agreement, that he has read and understands this Agreement, that he is fully aware of its legal effect, and that he has entered into it freely and voluntarily and based on his own judgment and not on any representations or promises other than those contained in this Agreement. Tibbitts also acknowledges and agrees that a breach of the Employment Agreement by SpaceDev shall not affect in any manner any of Tibbitts' obligations under this Agreement.

     18. COUNTERPARTS. This Agreement may be executed in two or more original or facsimile counterparts, each of which shall be deemed an original but all of which together shall constitute but one and the same instrument.

     19. FACSIMILE EXECUTION. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile or similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

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     IN  WITNESS  WHEREOF,  the  parties hereto have caused this Agreement to be duly  executed  on  the  day  and  year  first  above  written.



                                              SPACEDEV,  INC.

                                              By:  /s/ Richard B. Slansky
                                                 -------------------------------
                                                 Richard B. Slansky
                                                 President




                                                  /s/ Scott Tibbitts
                                                 -------------------------------
                                                    Scott  Tibbitts

                                       Address:
                                                  7237  Spring  Creek  Circle
                                                  Niwot,  Colorado  80503
                                                  Facsimile:  (303)  530-2401